Dreyfus
Premier Greater
China Fund
ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                              The Fund

                                                              Dreyfus Premier
                                                              Greater China Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Greater China Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced a total return of -10.04% for Class A shares, -10.73% for Class B shares, -10.83% for Class C shares, -9.78% for Class R shares, and -9.78% for Class T shares.(1) The fund's benchmark, the Hang Seng Composite Index, produced a total return of -29.31% for the same period.(2)

We attribute the fund' s and the market's negative returns to conditions in export-driven Asian markets, such as Hong Kong and Taiwan. The fund's positive performance relative to its benchmark is due to its significant emphasis on China, which was the region's strongest performing market, rather than Hong Kong or Taiwan.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing in stocks of companies in the Greater China region -- Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall economic prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and have exceptional brand recognition.

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often mark market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

All markets in the region showed weakness during the reporting period. However, our emphasis on stocks from the Peoples' Republic of China helped fund performance, as Chinese stocks strongly outperformed their regional counterparts. We shifted away from export-oriented technology stocks towards stocks of companies serving domestic consumers and the development of China's infrastructure. This helped performance when those industry groups strongly outperformed the fund's benchmark.

With its heavy dependence on electronics exports, the period was difficult for Taiwan. Exports suffered from the global slowdown, and the stock market slumped. The fund' s relatively small exposure to Taiwan stocks aided performance. Hong Kong, with its highly developed infrastructure and its currency tied to the U.S. dollar, suffered from being a high-cost manufacturing center. Falling real estate values put pressure on banks and property companies, areas in which the fund had limited exposure. Instead, we concentrated on Hong Kong companies with strong ties to China' s economy, an area that performed relatively well.

What is the fund's current strategy?

We have continued to focus on domestic Chinese companies and businesses in Hong Kong that have strong ties to China's domestic production and trade. While the global economic slowdown took its toll on China's export growth, exports are a relatively small part of China's overall economy. Healthy domestic consumption, strong infrastructure spending and solid foreign direct investment continued to support China's growth.

In addition, we believe that China's entry into the World Trade Organization should promote faster restructuring, greater economic openness and higher levels of efficiency and productivity. WTO membership should not only give Chinese companies greater access to international markets, but Chinese firms will also face foreign competition in their own markets as well. We have responded to these factors in two ways. First, we have emphasized firms that we believe are positioned to benefit from increased domestic consumer demand, such as automobiles, food processing and leisure industries. Second, we have focused on stocks related to the building of China' s infrastructure, which should enable China to create goods more efficiently and productively.

On the other hand, the slowdown in Hong Kong's exports is likely to continue as long as weakness in international economies persists. Indeed, slower growth in Hong Kong' s export-driven economy is likely to result in lower domestic consumption as well. Accordingly, we have reduced the fund's exposure to most Hong Kong stocks. The exceptions are those Hong Kong businesses that, in our view, are likely to benefit directly from China's growth.

Taiwan also joined the WTO this year, a move that will likely speed up restructuring and lead to greater direct investment in China. Such investment will allow Taiwan's relatively high-cost producers to take advantage of China's lower cost structure. We continue to hold a proportionately smaller investment in Taiwan, but we are buying shares in selected electronics manufacturers, such as chipmakers, where demand appears to have stabilized.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO 4 SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

((+)) SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GREATER CHINA FUND ON 5/12/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE HANG SENG INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/12/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO 4
SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/01


                                                                       Inception                                          From
                                                                           Date                   1 Year                 Inception
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

WITH MAXIMUM SALES CHARGE (5.75%)                                        5/12/98                 (15.21)%                6.84%
WITHOUT SALES CHARGE                                                     5/12/98                 (10.04)%                8.67%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                  5/12/98                 (13.41)%                7.11%
WITHOUT REDEMPTION                                                       5/12/98                 (10.73)%                7.81%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                               5/12/98                 (11.50)%                7.81%
WITHOUT REDEMPTION                                                       5/12/98                 (10.83)%                7.81%

CLASS R SHARES                                                           5/12/98                  (9.78)%                8.96%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                       3/1/00                 (13.85)%              (30.96)%
WITHOUT SALES CHARGE                                                      3/1/00                  (9.78)%              (29.03)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001

STATEMENT OF INVESTMENTS




COMMON STOCKS--95.5%                                                                            Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CHINA--21.8%

China Petroleum and Chemical, Cl. H                                                             800,000                  124,104

China Shipping Development, Cl. H                                                             1,020,000                  162,156

China Southern Airlines, Cl. H                                                                  690,000  (a)             172,502

Guangshen Railway, Cl. H                                                                        600,000                   97,693

Jiangsu Expressway, Cl. H                                                                       500,000                  108,976

People's Food                                                                                   103,000                   48,588

PetroChina, Cl. H                                                                               500,000                   94,232

Travelsky Technology, Cl. H                                                                     190,000                  142,502

Zhejiang Expressway, Cl. H                                                                      500,000                  116,668

                                                                                                                       1,067,421

HONG KONG--57.7%

Asia Satellite Telecommunications                                                                82,000                  104,604

Automated Systems                                                                                84,000                   26,654

Beijing Enterprises                                                                             100,000                  124,361

CLP                                                                                              50,000                  188,785

Cheung Kong                                                                                      25,000                  211,541

China Merchants                                                                                 260,000                  164,169

China Mobile                                                                                     60,000  (a)             181,925

China Travel International Investment Hong Kong                                                 930,000                  184,810

Citic Pacific                                                                                    45,000                   92,309

Global Bio-chem Technology                                                                      500,000                  145,835

Hang Lung Development                                                                           200,000                  167,951

Hong Kong and China Gas                                                                         190,000                  237,503

i-CABLE Communications                                                                          330,000  (a)             181,925

JCG                                                                                             322,000                  182,675

Liu Chong Hing Bank                                                                              97,000                   85,187

New World China Land                                                                            500,000  (a)             137,822

South China Morning Post                                                                        200,000                  105,771

Sun Hung Kai Properties                                                                          15,000                   91,924

Television Broadcasts                                                                            45,000                  132,694

Tingyi (Cayman Islands)                                                                         560,000                   82,565

                                                                                                                       2,831,010

TAIWAN--16.0%

Asustek Computer                                                                                 30,000                  102,609

Au Optronics                                                                                    393,989  (a)             179,293

Everlight Electronics                                                                               330  (a)                 120


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

Formosa Chemicals & Fibre                                                                           293                      165

Hon Hai Precision Industry                                                                       46,000                  170,667

Nien Hsing Textile                                                                                    1  (a)                   1

Procomp Informatics                                                                             130,000  (a)             146,956

Quanta Computer                                                                                  15,000                   32,174

Taiwan Semiconductor Manufacturing                                                               87,707  (a)             155,076

                                                                                                                         787,061
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,787,359)                                                               95.5%                4,685,492

CASH AND RECEIVABLES (NET)                                                                         4.5%                  219,475

NET ASSETS                                                                                       100.0%                4,904,967

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  4,787,359    4,685,492

Cash                                                                      3,670

Cash denominated in foreign currencies                     338,327      338,458

Dividends receivable                                                      6,497

Receivable for shares of Common Stock subscribed                            283

Prepaid expenses                                                         34,196

Due from The Dreyfus Corporation and affiliates                           4,848

                                                                      5,073,444
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             122,740

Payable for shares of Common Stock redeemed                               8,042

Accrued expenses                                                         37,695

                                                                        168,477
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,904,967
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,532,439

Accumulated undistributed investment income-net                           1,148

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 (1,526,715)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)         (101,905)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,904,967

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        3,150,843              946,529              515,263              290,415                1,917

Shares Outstanding                      255,827               78,845               42,902               23,394              157.827
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.32               12.00                 12.01                12.41                12.15
 SEE NOTES TO
FINANCIAL STATEMENTS.






STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,033 foreign taxes withheld at source)        124,232

Interest                                                                13,801

TOTAL INCOME                                                           138,033

EXPENSES:

Investment advisory fee--Note 3(a)                                      70,102

Registration fees                                                       60,167

Custodian fees                                                          49,942

Auditing fees                                                           20,324

Shareholder servicing costs--Note 3(c)                                  19,736

Organization expenses                                                   17,563

Distribution fees--Note 3(b)                                            11,533

Prospectus and shareholders' reports                                    10,999

Legal fees                                                               2,020

Directors' fees and expenses--Note 3(d)                                  1,668

Miscellaneous                                                            6,985

TOTAL EXPENSES                                                         271,039

Less-expense reimbursement from The Dreyfus
   Corporation due to undertaking--Note 3(a)                          (134,154)

NET EXPENSES                                                           136,885

INVESTMENT INCOME-NET                                                    1,148
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
   and foreign currency transactions                                (1,468,546)

Net realized gain (loss) on forward currency exchange contracts            442

NET REALIZED GAIN (LOSS)                                            (1,468,104)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                   872,457

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (595,647)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (594,499)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                --------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)-net                        1,148              (96,039)

Net realized gain (loss) on investments        (1,468,104)            1,329,665

Net unrealized appreciation (depreciation)
   on investments                                 872,457            (1,300,225)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (594,499)              (66,599)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (13,881)

Class B shares                                         --               (1,318)

Class C shares                                         --                 (695)

Class R shares                                         --               (2,265)

Net realized gain on investments:

Class A shares                                  (960,852)              (6,940)

Class B shares                                  (250,749)              (1,450)

Class C shares                                  (134,870)              (1,530)

Class R shares                                   (84,908)                (889)

Class T shares                                      (295)                   --

TOTAL DIVIDENDS                               (1,431,674)             (28,968)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,224,176           2,868,733

Class B shares                                    871,688           1,051,459

Class C shares                                    174,545             795,034

Class R shares                                    194,730              37,195

Class T shares                                      1,676               1,630


                                                     Year Ended October 31,
                                                --------------------------------

                                                     2001             2000(a)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    935,897              20,596

Class B shares                                    231,180               2,669

Class C shares                                    113,802               2,225

Class R shares                                     79,447               3,154

Class T shares                                        295  --

Cost of shares redeemed:

Class A shares                                (2,371,733)            (805,178)

Class B shares                                  (760,542)            (261,188)

Class C shares                                   (63,970)            (703,075)

Class R shares                                  (194,761)              (2,161)

Class T shares                                      (707)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  1,435,723             3,011,093

TOTAL INCREASE (DECREASE) IN NET ASSETS         (590,450)            2,915,526
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,495,417            2,579,891

END OF PERIOD                                   4,904,967            5,495,417

Undistributed investment income--net                1,148                 --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (b)

Shares sold                                       149,292             120,055

Shares issued for dividends reinvested             65,908               1,096

Shares redeemed                                 (163,338)             (36,296)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      51,862              84,855
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                        64,909              47,154

Shares issued for dividends reinvested             16,572                 143

Shares redeemed                                  (56,142)             (12,496)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      25,339               34,801
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        11,981              36,709

Shares issued for dividends reinvested              8,158                 119

Shares redeemed                                   (4,614)             (34,330)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     15,525                2,498
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        13,929               1,722

Shares issued for dividends reinvested              5,563                 168

Shares redeemed                                  (14,080)                 (84)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,412                1,806
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           120                   63

Shares issued for dividends reinvested                 21                   --

Shares redeemed                                       (46)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          95                   63

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2001, THERE WAS NO ACTIVITY AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 1,222 CLASS B SHARES REPRESENTING $27,562 WERE AUTOMATICALLY CONVERTED TO 1,209 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS A SHARES                                                       2001             2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                18.20            14.45           12.78            12.50

Investment Operations:

Investment income (loss)-net                                          .03(b)          (.34)(b)         .04(b)           .13

Net realized and unrealized gain (loss)
   on investments                                                   (1.24)            4.26            1.75              .15

Total from Investment Operations                                    (1.21)            3.92            1.79              .28

Distributions:

Dividends from investment income-net                                   --             (.11)           (.12)               --

Dividends from net realized gain
   on investments                                                   (4.67)            (.06)             --                --

Total Distributions                                                 (4.67)            (.17)           (.12)               --

Net asset value, end of period                                      12.32            18.20           14.45            12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (10.04)           27.06           14.18             2.24(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.25             2.25            2.25             1.08(d)

Ratio of net investment income
   (loss) to average net assets                                       .19            (1.46)            .34             1.04(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                           2.38             2.34            8.03             2.75(d)

Portfolio Turnover Rate                                            553.68           488.33          206.09            10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               3,151            3,712           1,721            1,442

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                                       2001             2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                17.97             14.34          12.73            12.50

Investment Operations:

Investment income (loss)--net                                        (.07)(b)          (.49)(b)       (.05)(b)          .08

Net realized and unrealized gain (loss)
   on investments                                                   (1.23)             4.23           1.74              .15

Total from Investment Operations                                    (1.30)             3.74           1.69              .23

Distributions:

Dividends from investment income--net                                  --              (.05)          (.08)              --

Dividends from net realized gain
   on investments                                                   (4.67)             (.06)            --                --

Total Distributions                                                 (4.67)             (.11)          (.08)               --

Net asset value, end of period                                      12.00             17.97          14.34            12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                               (10.73)            25.95          13.36             1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00              3.00           3.00             1.44(d)

Ratio of net investment income (loss)
   to average net assets                                             (.49)            (2.17)          (.41)             .69(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                           2.40              2.33           8.03             2.75(d)

Portfolio Turnover Rate                                            553.68            488.33         206.09            10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 947               961           268              227

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                         Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS C SHARES                                                       2001             2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                17.98            14.32           12.73            12.50

Investment Operations:

Investment income (loss)--net                                        (.06)(b)         (.54)(b)        (.05)(b)          .08

Net realized and unrealized gain (loss)
   on investments                                                   (1.24)            4.29            1.74              .15

Total from Investment Operations                                    (1.30)            3.75            1.69              .23

Distributions:

Dividends from investment income--net                                  --             (.03)           (.10)               --

Dividends from net realized gain
   on investments                                                   (4.67)            (.06)             --                --

Total Distributions                                                 (4.67)            (.09)           (.10)               --

Net asset value, end of period                                      12.01            17.98           14.32            12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                              (10.83)            26.10           13.38             1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             3.00              3.00            3.00             1.43(d)

Ratio of net investment income (loss)
   to average net assets                                            (.46)            (2.28)           (.38)             .68(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                          2.41              2.33            8.03             2.75(d)

Portfolio Turnover Rate                                           553.68            488.33          206.09            10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                515               492             356              204

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS R SHARES                                                       2001             2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                18.27            14.49           12.79            12.50

Investment Operations:

Investment income (loss)--net                                         .06(b)          (.28)(b)         .08(b)           .14

Net realized and unrealized gain (loss)
   on investments                                                   (1.25)            4.26            1.75              .15

Total from Investment Operations                                    (1.19)            3.98            1.83              .29

Distributions:

Dividends from investment income--net                                  --             (.14)           (.13)               --

Dividends from net realized gain
   on investments                                                   (4.67)            (.06)             --                --

Total Distributions                                                 (4.67)            (.20)           (.13)               --

Net asset value, end of period                                      12.41            18.27           14.49             12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (9.78)           27.40           14.54              2.32(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.00             2.00            2.00               .96(c)

Ratio of net investment income (loss)
   to average net assets                                              .46            (1.24)            .59              1.16(c)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                           2.42             2.37            8.03              2.75(c)

Portfolio Turnover Rate                                            553.68           488.33          206.09             10.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 290              329             234               205

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                             Year Ended October 31,
                                                            -----------------------

CLASS T SHARES                                               2001        2000(a)
------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                        17.99         28.76

Investment Operations:

Investment income (loss)-net                                  .01(b)       (.24)(b)

Net realized and unrealized gain (loss)
   on investments                                           (1.18)       (10.53)

Total from Investment Operations                            (1.17)       (10.77)

Distributions:

Dividends from net realized gain on investments             (4.67)          --

Net asset value, end of period                              12.15         17.99
---------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                        (9.78)       (37.48)(d)
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.50          1.67(d)

Ratio of net investment (loss)
   to average net assets                                      .06         (1.04)(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                   5.78          1.46(d)

Portfolio Turnover Rate                                    553.68        488.33
---------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           2             1

(A) FROM MAY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A   .................... 151,635    Class  C  ....................21,619

Class   B   ....................  21,615    Class  R  ....................21,691

                                            Class   T ....................    46


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and


                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,138 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,505,000 available for Federal Income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 2001, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2000 through October 31, 2002 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder services plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $134,154 during the period ended October 31, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

The Distributor retained $2,569 during the period ended October 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $7,500, $4,029 and $4, respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $9,341, $2,500, $1,343 and $4, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $3,969 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended October 31, 2001, the fund incurred total brokerage commissions of $142,651, of which $345 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4-Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2001, amounted to $27,209,442 and $27,066,408, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2001, there were no forward currency exchange contracts outstanding.

(b) At October 31, 2001, accumulated net unrealized depreciation on investments was $101,867, consisting of $228,713 gross unrealized appreciation and $330,580 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the series comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       E & Y LOGO

New York, New York

December 10, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.5320 per share as a long-term capital gain distribution of the $4.6720 per share paid on December 12, 2000.

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Premier Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment Advisors Ltd.
                        2701-2 One International Finance Centre
                        1 Harbour View Street, Central
                        Hong Kong

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  130AR1001